EXHIBIT 99.1

Creating a Preeminent Midwest Community Bank September 6, 2016 Raymond James 2016 U.S. Bank Conference David B. Ramaker Chief Executive Officer Dennis Klaeser Chief Financial Officer

2 2 This presentation contains forward - looking statements regarding the outlook and expectations of Chemical Financial Corporation (“Chemical” or “CHFC”) with respect to its merger with Talmer Bancorp, Inc . (“ Talmer ” or “TLMR”), including the benefits of the transaction, the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance (including anticipated accretion to earnings per share, tangible book value earn - back period and internal rate of return), the assumed purchase accounting adjustments, credit marks, and intangibles and other key transaction assumptions, anticipated regulatory cost, and consequences of Talmer’s integration into Chemical . Words such as "anticipated," "estimated," "expected," "projected," "assumed," "approximately," "continued," "should," "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . The pro f orma financial information is not a guaranty of future results and is presented for informational purposes only . Forward - looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward - looking statements . Chemical undertakes no obligation to update, amend or clarify forward - looking statements, whether as a result of new information, future events or otherwise . Risk factors relating to the merger and the integration of Talmer into Chemical include , without limitation : • The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events . • The integration of Talmer's business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer’s or Chemical's existing businesses . • Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward . Specifically, Chemical may incur more credit losses than expected and customer and employee attrition may be greater than expected . • The outcome of pending or threatened litigation, whether currently existing or commencing in the future, including litigation related to the merger . • The challenges of integrating, retaining and hiring key personnel . • Failure to attract new customers and retain existing customers in the manner anticipated . In addition, risk factors include, but are not limited to, the risk factors described in Item 1 A of Chemical's Annual Report on Form 10 - K for the year ended December 31 , 2015 . These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward - looking statement . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures that are not in accordance with U . S . generally accepted accounting principles (GAAP) . Chemical uses certain non - GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to Chemical’s GAAP results . For a reconciliation of these non - GAAP financial measures to the most comparable GAAP measure, see non - GAAP reconciliation slides located in Appendix I and Appendix II . [Map on left side of page, same style. [same setup, ohio / michigan and then regional markets (same as following page) Show: Rank, branches, dms , market share Show: GDP For each state and % of gdp in each region, same Forward – Looking Statements

3 3 [Map on left side of page, same style. [same setup, ohio / michigan and then regional markets (same as following page) Show: Rank, branches, dms , market share Show: GDP For each state and % of gdp in each region, same Overview Recent deal creates significant value opportunity for shareholders 5 4 1 Demonstrated track record of organic growth 2 High Performing Pro Forma profitability should drive upside 3 Experienced and committed Board & Management team Created the largest community bank headquartered in Michigan x Significant EPS accretion x Combined earnings and synergies efficiently absorb incremental regulatory costs from crossing over $10 billion in assets x Proven organic and acquisition growth initiatives x Leadership in EPS growth among peers x Total Return out - performance (peers and indices) x Pro Forma 1.2%+ ROA, ROATCE approaching 15%, Low Efficiency Ratio x Stable, clean NIM, attractive asset quality, strong capital x Significant revenue enhancements available x Strong governance, Holding Company Board of Directors comprised of 7 CHFC & 5 TLMR directors x Combination creates a strong, committed and experienced Management team x Combined resources provide potential for significant organic growth in Southeast Michigan x Combined footprint has access to 96% of Michigan’s businesses (1) x Customer - facing staff substantially retained due to complementary markets (1) Source: SNL Geographic Intelligence

4 4 About Chemical Financial Corporation □ $17.2 billion in assets o Largest banking company headquartered and operating branches in Michigan o Operates 262 banking offices primarily in Michigan, Northeast Ohio and other contiguous states o Local market knowledge and business development opportunities led by 23 community - based advisory boards o One of the largest trust and wealth management operations of a Michigan - headquartered bank with $4.45 billion in assets under management or custody and another $1.25 billion in assets within the Chemical Financial Advisors Program □ Actively growing Chemical through organic and acquisition efforts □ $3.15 billion Market Capitalization (1) (1) Based upon CHFC shares outstanding of 70.0 million ( SourceL SNL Financial) and the CHFC closing stock price of $45.01 as of September 1, 2016.

5 5 Scalable Core Strategies & Disciplines □ “Local ” community bank o Strong belief in the community banking concept o 23 identified centers of influence o Community - driven leadership, rapid local response o Emphasis on building relationships o We know our markets, what works, and what does not work □ Strong credit culture o Diversification o In - depth knowledge of our customers and markets o Underwriting discipline □ Low cost, stable, core funding – starts at relationship level □ Expense management and control □ Enterprise risk management and regulatory compliance are core competencies □ Clean balance sheet, solid capital ratios and intense focus on effective capital deployment □ Identify, hire, motivate and retain talented individuals to carry out our relationship strategies □ Well - positioned to opportunistically acquire when strategic fit and pricing are right o Michigan remains a focus o Additional acquisitive growth opportunities available in Ohio and Indiana o Will continue to seek appropriate whole bank and branch acquisitions Core Values

# Vision: Creating a Preeminent Midwest Bank


Cheboygan
Alpena
Lake Huron
Tawas City
Lansing
Flint
Ann Arbor
Detroit
Sarnia
London
Lake Erie
South Bend
Toledo
Cleveland
Akron
Canton
Fort Wayne
Findlay
Mansfield
OHIO
Lima
INDIANA
Wabash
Kokomo
Muncie
Anderson
Newark
Cambridge
Wheeling

- Upper Michigan
- Southwest Michigan
- Central Michigan
- Southeast Michigan
- Northern Ohio

**CHFC is Largest MI-Headquartered Bank**

| Rank | "Local" Rank [1] | Institution (ST) | Branches | Deposits ($mm) | Market Share (%) |
|---|---|---|---|---|---|
| 1 | | JPMorgan Chase & Co. (NY) | 245 | 39,108 | 20.5% |
| 2 | | Comerica Inc. (TX) | 215 | 27,494 | 14.4% |
| 3 | | PNC Financial Services Group (PA) | 207 | 16,347 | 8.6% |
| 4 | | Bank of America Corp. (NC) | 125 | 15,677 | 8.2% |
| 5 | | Fifth Third Bancorp (OH) | 218 | 15,162 | 8.0% |
| 6 | | *Pro Forma* HBAN / FMER [2] | 365 | 14,597 | 7.7% |
| **7** | **1** | **Chemical Financial Corp. (MI)** | **227** | **10,851** | **5.7%** |
| 8 | 2 | Flagstar Bancorp Inc. (MI) | 99 | 7,837 | 4.1% |
| 9 | | Citizens Financial Group Inc. (RI) | 98 | 4,951 | 2.6% |
| 10 | | Wells Fargo & Co. (CA) | 17 | 2,691 | 1.4% |
| 11 | | TCF Financial Corp. (MN) | 54 | 2,600 | 1.4% |
| 12 | 3 | Mercantile Bank Corp. (MI) | 48 | 2,281 | 1.2% |
| 13 | 4 | Independent Bank Corp. (MI) | 64 | 1,985 | 1.0% |
| 14 | | Old National Bancorp (IN) | 33 | 1,333 | 0.7% |
| 15 | 5 | Macatawa Bank Corp. (MI) | 30 | 1,333 | 0.7% |
| | **Totals (1-122)** | | **2,712** | **190,509** | **100.0%** |

**CHFC Operating Markets**

| | Deposit Market Share Rank | Number of Branches | Deposits in Market ($000) | Market Share (%) |
|---|---|---|---|---|
| Central Michigan | 1 | 65 | 2,625,086 | 18.5% |
| Upper Michigan | 1 | 61 | 2,106,867 | 18.0% |
| Southwest Michigan | 2 | 79 | 3,334,883 | 9.5% |
| Southeast Michigan | 9 | 31 | 2,783,862 | 2.2% |
| Northern Ohio | 15 | 27 | 1,095,608 | 1.1% |

Source: SNL Financial. Deposit data as of 6/30/2015.
Note: The two branches in Indiana are not included in the Southwest Michigan region.
(1) Local is defined as banks headquartered in Michigan
(2) Does not take into account HBAN/FirstMerit announced divestiture

6

7 7 Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Pittsburgh Pittsburgh Pittsburgh Pittsburgh Pittsburgh Pittsburgh Pittsburgh Pittsburgh Pittsburgh Jefferson Chicago Chicago Chicago Chicago Chicago Chicago Chicago Chicago Chicago Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee Milwaukee All Major MI Markets & OH Growth Opportunity 96% of businesses / 97% of population is within MI footprint (3) Overlapping Michigan Markets New Michigan & Ohio Markets Other Markets Southwest MI Central MI Southeast MI Northern OH Northern MI Southeast Michigan represents more than 50% of Michigan GDP and population – a huge opportunity with recent market disruption (1) Source: USDOC’s Bureau of Economic Analysis. Considered the largest Metropolitan Statistical Area for each region. The North ern Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis (2) State Deposits are in billions (3) Source: SNL Geographic Intelligence CHFC Footprint By State & Regional Market MI OH Southwest MI Central MI Northern MI Southeast MI Northern OH Michigan Penetration Total Deposits ($B) $10.9 $1.1 $3.3 $2.6 $2.1 $2.8 $1.1 Market Share Rank 7 24 2 1 1 9 15 Deposit Market Share (%) 5.7% 0.4% 9.5% 18.5% 18.0% 2.2% 1.1% Market Information (as a % of): % of State ($B) GDP (1) 12% 2% - 53% 22% % of State Deposits (2) 18% 7% 6% 66% 35% 98% % of State Businesses (3) 25% 13% 11% 46% 38% 96% % of State Population (3) 25% 13% 9% 49% 37% 97% CHFC: Deposits / Rank $3.3 #2 CHFC: Deposits / Rank $2.6 #1 CHFC: Deposits / Rank $2.1 #1 CHFC: Deposits / Rank $2.8 #9 CHFC: Deposits / Rank $1.1 #15

8 Economic Momentum in Michigan ▪ Michigan ranks 6 th in the country for its creation of nearly 450,000 jobs since late 2010 (1) ▪ Unemployment has dropped from 14.9% in June 2009 to 4.7% in May 2016 (2) ▪ Michigan GDP growth outpaced the nation from 2009 - 2014 with growth of 13.4% to 9.4% (3) ▪ Ranks as 7 th most competitive state for new business investment by Site Selection Magazine (4) ▪ New investment from global companies has grown by $8.4 billion since 2010 (5) ▪ From 2 nd worst to 13 th best corporate tax climate as rated by Tax Foundation ▪ 10 th largest state by population ▪ 8 th ranked state in number of skilled trade workers (2) ▪ Top ranked state in the country for electrical, mechanical and industrial engineers (2) ▪ A $1.5 billion structural budget deficit has been eliminated (6) ▪ Extensive recent investment in infrastructure ▪ Passage of Right - to - Work legislation and other pro - innovation policies in recent years Recent Performance Assets for Future Growth 1) Michigan Economic Development Corporation 2) US Bureau of Labor Statistics 3) Michigan Economic Development Corporation 4) January 2016 5) FDImarkets.com 6) Michigan Department of Technology, Management and Budget

# Governance: Board of Directors

Board of Directors: 12 Members | CHFC: 7 Board Members | TLMR: 5 Board Members

| | |
|---|---|
| **Gary Torgow** Chairman of the Board | Co-Architect of Talmer; Founder/Chairman of the Sterling Group. |
| **David Ramaker** CEO & President | Chief Executive Officer and President of Chemical Financial. Mr. Ramaker was appointed Chief Executive Officer and President in January 2002 and was named Chairman in April 2006 |
| **David Provost** Vice Chairman | Co-Architect of Talmer and served as its President and CEO since December 2009; Former Chairman and CEO of The PrivateBank – Michigan, which was a subsidiary of Chicago-based PrivateBancorp, Inc. |
| **Franklin C. Wheatlake** | Lead Director since 2014, Chairman of Unit Supply and Construction Company, dealer/principal of Crossroads Chevrolet |
| **Gary E. Anderson** | Retired Chairman, President and CEO of the Dow Corning Corporation |
| **James R. Fitterling** | President and COO of The Dow Chemical Company |
| **Ronald A. Klein** | Director and CEO of Origen Financial, appointed to the BoD of Sun Communities in 2015 |
| **Richard M. Lievense** | Founder and Chairman of Lake Michigan Financial Corporation and InSite Capital, LLC |
| **Barbara J. Mahone** | Retired from GM in 2008 as Executive Director, HR |
| **John E. Pelizzari** | Director since 2014, previously served as Chairman of Northwestern Bancorp, COO of Burnette Foods, Inc. |
| **Larry D. Stauffer** | Former President of Auto Paint Inc. and Auto Wares Tool Company from 1984 to 2007 |
| **Arthur A. Weiss** | Shareholder and Chairman of the law firm of Jaffe Raitt Heuer & Weiss |

9

10 10 Chairman, CEO, President David Ramaker Special Projects Lori Gwizdala CFO Dennis Klaeser COO - Business Operations Leonardo Amat COO – Customer Experience Robert Rathbun EVP, Regional & Community Banking Thomas Shafer EVP, Director of Commercial Lending Daniel Terpsma Chief Credit Officer James Tomczyk CRO Lynn Kerber EVP, General Counsel William Collins Vice Chairman Thomas Kohn • Truly a combined management team taking best talent from both organizations • Combined management and governance line - up provides integration benefits and guidance Deep & Experienced Executive Team Chemical Bank’s Executive Leadership Team Executive Management Team - David Ramaker , Chairman of the Board of Directors, CEO and President - Thomas Kohn , Vice Chairman - Lori Gwizdala , EVP, Special Projects - Dennis Klaeser , EVP, CFO - Leonardo Amat , EVP, Chief Operating Officer – Business Operations - Robert Rathbun , EVP, Chief Operating Officer – Customer Experience - Thomas Shafer , EVP, Director of Regional and Community Banking - Daniel Terpsma , EVP, Director of Commercial Lending - James E. Tomczyk , EVP, Chief Credit Officer - Lynn Kerber , EVP, Chief Risk Officer - William Collins , EVP, General Counsel

11 11 Integration: A Core Competency • Chemical Financial has integrated 24 whole - bank acquisitions since 1973 and acquired another 36 bank offices during that time – Four major post - recession acquisitions (OAK Financial, Independent Bank branches, Northwestern Bancorp, and Lake Michigan Financial Corporation (LMFC)) – Three whole bank acquisitions (Northwestern Bancorp, Monarch Community Bancorp and LMFC) within the last year, with 2 closings taking place in second quarter 2015 • Newly joined CHFC executives from the merger with TLMR had extensive experience acquiring and integrating banks – Four FDIC assisted acquisitions totaling $2.4 billion in assets (CF Bancorp, First Banking Center, Community Central Bank, and Peoples State Bank) – Two Section 363 bankruptcy acquisitions totaling $3.6 billion (First Place Bank and Michigan Commerce Bank ) – One regular way acquisition of First of Huron with assets of $228 million. • All prior acquisitions by both Chemical and Talmer have been integrated within initially planned timeframes • Exhibited the ability to divest non - core, non - strategic branches

12 12 Integration Progress Proceeding on Schedule ▪ $52 million cost savings opportunities have been identified and on track for full realization in 2017 ▪ Core and all ancillary systems selected and implementation in process ▪ Planning for comprehensive DFAST implementation has been initiated ▪ Recruiting efforts underway to hire additional sales talent in middle market commercial lending and wealth management ▪ Integration management team featuring leaders from both organizations meeting weekly to recognize opportunities and manage progress — Holding company merger completed August 31, 2016 — System conversions expected in November 2016 — Core competency

13 13 Financial Metrics (1) The Pro Forma profitability figures are presented for 2017 and balance sheet at June 30, 2016 . Includes purchase accounting; assumes full y phased in transaction adjustments (2) Peers include mainland public banks and thrifts with total assets between $10 billion and $25 billion and ROATCE greater than 10 .00%; peer data as of January 29, 2016 (3) EPS projection based on CHFC and TLMR Consensus estimates at the time of the announcement and includes modeled impact of the mer ger Nationwide $10 - $25BN (2) Pro forma (1) Peer Median Top Quartile ROAA 1.11% 1.19% 1.20% - 1.30% 1.11% 1.27% ROATCE 14.69% 10.84% 15.00% - 16.00% 13.38% 14.50% Efficiency Ratio (Core) 55% 58% ~55% 59% 48% Loans / Deposits 102% 96% 95% - 100% 92% 98% Net Interest Margin 3.70% 3.73% ~3.60% 3.16% 3.73% Risk Based Capital Ratio 11.40% 12.35% 10.00% - 11.00% 13.14% 14.17% TCE / TA (%) 8.20% 11.02% 8.20% - 8.40% 8.74% 9.24% 2017e EPS (3) $2.86 $1.36 $3.09 - - Nationwide $10 - $25BN (2) Pro forma (1) Peer Median Top Quartile ROAA 1.11% 1.19% 1.20% - 1.30% 1.11% 1.27% ROATCE 14.69% 10.84% 15.00% - 16.00% 13.38% 14.50% Efficiency Ratio (Core) 55% 58% ~55% 59% 48% Loans / Deposits 102% 96% 95% - 100% 92% 98% Net Interest Margin 3.70% 3.73% ~3.60% 3.16% 3.73% Risk Based Capital Ratio 11.40% 12.35% 10.00% - 11.00% 13.14% 14.17% TCE / TA (%) 8.20% 11.02% 8.20% - 8.40% 8.74% 9.24% 2017e EPS (3) $2.86 $1.36 $3.09 - -

14 14 Diversified Loan Portfolio and Low Cost Core Deposit Base Source: SNL Financial, Company documents (1) Excludes purchase accounting adjustments Note: Data as of June 30, 2016 Commercial 25.4% CRE 32.9% C&D 5.1% Res Mtg 32.2% Jumbo 9.1% NIB 26.9% IBD 24.4% MMDA & SAV 27.8% Retail 11.8% Jumbo 22.6% NIB 21.8% IBD 17.3% MMDA & SAV 24.0% Retail 14.3% Jumbo 14.7% NIB 24.8% IBD 21.4% MMDA & SAV 26.2% Retail 12.9% MRQ Yield on Loans: 4.19% Total Loans: $7.7bn MRQ Yield on Loans: 4.66% Total Loans: $5.1bn Total Loans: $12.7bn MRQ Cost of Deposits: 0.23% Total Deposits: $7.5bn MRQ Cost of Deposits: 0.42% Total Deposits: $5.3bn Total Deposits: $12.7bn Consumer 3.4% Commercial 25.5% CRE 28.2% C&D 3.7% Res Mtg 19.5% Consumer 23.0% Commercial 25.5% CRE 30.1% C&D 4.3% Res Mtg 25.0% Consumer 15.2% Loan Composition Chemical Financial Corporation Talmer Bancorp, Inc. Pro Forma (1) Deposit Composition Chemical Financial Corporation Talmer Bancorp, Inc. Pro Forma (1)

15 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 $ Per Share Performance & Expectations Consistent EPS Growth Performance Analyst Consensus ▪ Consistent growth and performance for shareholders through economic cycles ▪ Merger creates the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Source: SNL Financial Consensus EPS Consensus Dividend SNL Core EPS Common Dividend

Closing Remarks and Questions Raymond James 2016 U.S. Bank Conference

Appendix I

Chemical Financial Corporation 2016 Second Quarter Earnings Results

Q2 2016 Highlights 19 • Diluted earnings per share of $0.67, up 12% from 1 st qtr. 2016 and up 24% from 2 nd qtr. 2015 • Diluted earnings per share, excluding merger and acquisition - related transaction expenses (“transaction expenses”), of $0.72; up 11% from 1 st qtr . 2016, while up 18% over 2 nd qtr . 2015 ─ Higher net interest income resulting from loan growth and an increase in interest accretion ─ Semi - annual FRB dividend income and seasonal wealth management revenue ─ Operating expense management • Return on average assets and return on average equity of 1.11% and 10.0%, respectively, in 2 nd qtr. 2016 (1.19% and 10.8%, respectively, excluding transaction expenses) • Loan Growth ─ Organic: $280 million in 2 nd qtr. 2016 (11% commercial, 20% commercial real estate, 12% residential mortgage and 57% consumer loans) • Asset quality ratios ─ Reduction in nonperforming loans of $11 million, or 15% ─ Net loan charge - offs/total loans of 0.10% ─ Nonperforming loans/total loans of 0.81% at 6/30/2016; down from 0.99% at 3/31/2016

(in thousands except per share data) 2016 2 nd Qtr. 2016 1 st Qtr. 2015 2 nd Qtr. Net interest income $77,495 $74,330 $65,735 Provision for loan losses 3,000 1,500 1,500 Noninterest income 20,897 19,419 20,674 Operating expenses (1) 56,031 56,293 53,328 Transaction expenses 3,054 2,594 3,457 Net income 25,707 23,262 19,024 Net Income, excl. transaction expenses 27,692 24,948 21,683 Diluted EPS 0.67 0.60 0.54 Diluted EPS, excl. transaction expenses 0.72 0.65 0.61 Avg. Diluted Shares Outstanding 38,600 38,521 35,397 Return on Avg. Assets 1.11% 1.01% 0.94% Return on Avg. Shareholders’ Equity 10.0% 9.2% 8.6% Efficiency Ratio 55.1% 58.8% 60.5% Tangible Equity/ Total Assets 8.2% 8.2% 7.8% Tangible Book Value/Share $19.68 $19.20 $17.89 Income Statement Highlights Financial Highlights 20 Prior Quarter Comparison • Higher net interest income due to loan growth and interest accretion and semi - annual FRB dividend in 2 nd Qtr. • Higher noninterest income due to seasonal wealth management income and fees on deposit accounts • Management of operating expenses • Offset partially by increase in provision for loan losses due to strong loan growth Prior - Year Quarter Comparison • Significant increase in net interest income; attributable to $613 million , or 9%, organic growth in total loans during the twelve months ended June 30, 2016 • Impact of acquisitions (1) Excludes merger and acquisition - related transaction expenses (“transaction expenses”)

$13.8 $16.2 $16.8 $15.3 $17.8 $19.0 $24.5 $25.5 $ 23.3 $25.7 $0.47 $0.72 $0.00 $0.50 $1.00 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 EPS Net Income Transaction Expenses (after - tax) Net Income EPS, Excluding Transaction Expenses Net Income 2014 2015 2016 Net Income Trending Upward ($ Millions, except EPS data) 21 (1) Net Income (2) Net Income, excluding transaction expenses (Non - GAAP) 2015 Total: $86.8 (1) ; $92.3 (2) 2014 Total : $62.1 (1) ; $66.7 (2) 2016 YTD: $49.0 (1) ; $52.6 (2) $21.7 $27.7 $24.9 $16.7

$78 $53 $39 $54 $31 $57 $33 $159 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Organic Loan Growth ($ Millions) 22 Quarterly Organic Loan Growth Trends Organic Loan Growth – 2016 Q2 Organic Loan Growth – 2015 Q2 2014 - $565 2015 - $476 2016 - $376 $106 $145 $142 $15 $172 $224 $181 $280 $56 $280 $224 $96

$2.0 $1.8 $2.1 $1.4 $0.2 Noninterest-bearing Demand Deposits Interest-bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits $6,204 $6,709 $7,453 $7,449 $ 7,535 $7,528 0.22% 0.22% 0.23% 0.22% 0.22% 0.23% 0.00% 0.25% 0.50% $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q1 Q2 Q3 Q4 Q1 Q2 Interest Rate Paid Total Average Deposits ($ Millions) Deposits Cost of Deposits(1) $1.9 $1.6 $2.0 $1.5 $0.3 Deposit Composition 23 (1) Cost of deposits based on period averages Average Deposits ($ Millions) & Cost of Deposits (%) Total Deposits ($ Billions) 2015 2016 Total Deposits – June 30, 2015 $7.3 Total Deposits – June 30, 2016 $7.5 $0.1 $0.2 $ 0.1 ($0.1) ($0.1) Organic $0.2, 2.4%

Funding Breakdown ($ Billions) 24 +11.3% March 31, 2016 June 30, 2016 Average Cost of Funds Q2 2016 – 0.27% Average Cost of Funds Q1 2016 – 0.25% $8.2 Billion $8.4 Billion $6.0 $1.4 $0.3 $0.5 $5.9 $ 1.4 $0.3 $0.8 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (brokered deposits - $0.2, FHLB advances - $0.6) Interest and noninterest - bearing, demand, savings, money market Average cost of wholesale borrowings – 1.11% Average cost of wholesale borrowings – 1.28%

$1.6 $1.5 $1.5 $1.5 $1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $2.2 $2.2 $2.3 $2.8 $1.9 $1.8 $0.8 $4.3 $ 4.5 $1.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Provision for Loan Losses Net Loan Losses $148 $106 $91 $82 $71 $84 $73 $62 $0 $80 $160 YE 2010 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 2016 Q1 2016 Q2 Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses 25 Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) ALL NPLs 2014 2015 2016 Originated Loans ($ billions) $3.1 $3.3 $3.8 $4.3 $5.0 $5.8 $6.0 $6.4 Acquired Loans ($ billions) 0.6 0.5 0.4 0.3 0.7 1.5 1.4 1.2 Total Loans ($ billions) $3.7 $3.8 $4.2 $4.6 $5.7 $7.3 $7.4 $7.6 ALL $90 $88 $84 $79 $76 $73 $70 $72 ALL/ Originated Loans 2.86% 2.60% 2.22% 1.81% 1.51% 1.26% 1.17% 1.12% NPLs/ Total Loans 4.01% 2.77% 2.18% 1.76% 1.25% 1.15% 0.99% 0.81% Nonaccretable Discount ( Credit Mark)/ Acquired Loans 6.5% 6.6% 6.0% 7.8% 5.4% 4.4% 4.5% 4.1%

Net Interest Income, Net Interest Margin and Loan Yields (Quarterly T rend) Net Interest Income 26 3.55% 3.59% 3.55% 3.64% 3.60% 3.70% 0.04% 0.04% 0.03% 0.04% 0.03% 0.11% 4.16% 4.17% 4.15% 4.16% 4.13% 4.19% 0.00% 2.50% 5.00% 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Net Interest Margin and Loan Yields Net Interest Margin Purchase Accounting Accretion on Loans Loan Yields $59.2 $65.7 $73.6 $75.5 $ 74.3 $77.5 $20 $30 $40 $50 $60 $70 $80 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Net Interest Income ($ Millions) 2015 2016 2015 2016 Net Interest Income

$6.3 $6.9 $7.4 $6.9 $7.1 $7.2 $5.1 $5.6 $4.7 $5.2 $5.2 $5.8 $5.9 $6.5 $6.7 $6.4 $5.7 $6.3 $1.4 $1.7 $1.4 $1.6 $ 1.4 $1.6 $0.6 $0.0 $11.0 $22.0 Q1 Q2 Q3 Q4 Q1 Q2 Other Wealth Management Service Charges Mortgage Banking Revenue Investment Securities Gain Non - Interest Income 2015 2016 Quarterly ($ Millions) 27 $20.7 $19.3 $19.4 $20.1 $ 20.2 $20.9

$13.0 $13.1 $12.5 $33.0 $33.9 $33.1 $4.6 $4.9 $5.5 $5.1 $4.4 $4.9 $2.1 $ 2.6 $3.1 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Other Compensation Occupancy Equipment Transaction Expenses Operating Expenses 2015 2016 Quarterly 28 ($ Millions) $56.8 $51.0 $58.3 $56.0 $57.8 $59.1 $56.3 $58.9 $55.7

Capital Ratio Peer Average (1) 3/31/2016 CHFC 3/31/2016 CHFC 6/30/2016 Chemical Bank 6/30/2016 Required Basel III (Fully Phased) Tangible Common Equity / Tangible Assets (%) 9.0 8.2 8.2 NA NA Tier 1 Leverage Ratio (%) 10.1 8.5 8.6 8.7 5.0 Common Equity Tier 1 Capital Ratio (%) NA 10.6 10.4 10.5 7.0 Tier 1 Capital Ratio (%) 11.7 10.6 10.4 10.5 8.5 Total Risk - Based Capital Ratio (%) 13.1 11.5 11.4 11.4 10.5 Capital Ratios 29 Capital Ratios (1) Source SNL Financial – MBFI, UBSI, ONB, OZRK, FMBI , HOMB , PNFP , WSBC , HTLF, FFBC , PRK , FRME, TLMR , FCF, STBA , SRCE , GSBC and CTBI (ordered by asset size).

6/30/2015 6/30/2016 Tangible Book Value / Share $17.89 $19.68 Tangible Common Equity / Total Assets 7.8% 8.2% Leverage Ratio 8.3% 8.6% Common Equity Tier 1 Capital 10.3% 10.4% Tier 1 Capital 10.5% 10.4% Total Risk - Based Capital 11.6% 11.4% Capital $19.68 $1.04 $0.10 $17.89 $2.73 $0.20 $0 $5 $10 $15 $20 $25 TBV @ 6/30/2015 Net Income (Excl. Transaction Expenses) Dividends Talmer (Merger Expenses) AOCI Adj. & Other TBV @ 6/30/2016 30 Tangible Book Value and Capital Ratios Tangible Book Value (TBV) Roll Forward

Appendix: Non - GAAP Reconciliation (Dollars in thousands, except per share data) 2Q 2016 1Q 2016 2Q 2015 Shareholders’ equity $1,050,299 $1,032,291 $980,791 Goodwill, CDI and non - compete agreements, net of tax (297,044) (297,821) (299,109) Tangible shareholders’ equity $753,255 $734,470 $681,682 Common shares outstanding 38,267 38,248 38,110 Tangible book value per share $19.68 $19.20 $17.89 Net income $25,707 $23,262 $19,024 Transaction expenses, net of tax 1,985 1,686 2,659 Net income, excluding transaction expenses $27,692 $24,948 $21,683 Diluted earnings per share $0.67 $0.60 $0.54 Effect of transaction expenses, net of tax 0.05 0.05 0.07 Diluted earnings per share, excluding transaction expenses $0.72 $0.65 $0.61 Average assets $9,332,398 $9,241,034 $8,117,138 Return on average assets 1.11% 1.01% 0.94% Effect of transaction expenses, net of tax 0.08% 0.08% 0.13% Return on average assets, excluding transaction expenses 1.19% 1.09% 1.07% Average shareholders’ equity $1,033,014 $1,017,929 $884,863 Return on average shareholders’ equity 10.0% 9.2% 8.6% Effect of transaction expenses, net of tax 0.8% 0.7% 1.2% Return on average shareholders’ equity, excluding transaction expenses 10.8% 9.9% 9.8% 31

Hunter Green: 0 98 37 Grey: 136 163 182 Blue: 51 102 153 Light Green: 153 204 0 Appendix II

Talmer Bancorp 2016 Second Quarter Earnings Results

# Income Statement Highlights

TALMER BANCORP, INC.

| (in thousands except per share data) | 2016 2nd Qtr. | 2015 2nd Qtr. | 2016 1st Qtr. |
|---|---|---|---|
| Net interest income | $57,394 | $49,609 | $56,098 |
| Provision (benefit) for loan losses | 3,208 | (7,313) | (1,111) |
| Noninterest income | 17,240 | 22,098 | 13,624 |
| Operating expenses | 45,929 | 53,293 | 48,270 |
| Net income | 20,153 | 17,548 | 21,155 |
| Diluted EPS | 0.28 | 0.23 | 0.30 |
| Core diluted EPS(1) | 0.28 | 0.31 | 0.28 |
| Avg. diluted shares outstanding | 69,973 | 74,900 | 69,706 |
| Return on avg. assets (annualized) | 1.19% | 1.11% | 1.27% |
| Return on avg. shareholders' equity (annualized) | 10.62 | 9.26 | 11.49 |
| Efficiency ratio | 61.5 | 69.2 | 74.3 |
| Core efficiency ratio(1) | 58.38 | 68.54 | 59.46 |
| Tangible avg. equity / Tangible avg. assets(1) | 11.02 | 11.79 | 10.88 |
| Book value per share | $11.44 | $11.20 | $10.97 |
| Tangible book value/share(1) | $11.22 | $10.53 | $10.97 |

Prior-Year Quarter Comparison

- Significant increase in net interest income attributable to early termination of FDIC loss sharing agreements
- Controlled expense growth and lower overall share count due to repurchases

Prior Quarter Comparison

- Loan growth of 10.3% on an annualized basis
- Improved efficiency ratio

(1) Denotes a non-GAAP financial measure, see section entitled "Reconciliation of Non-GAAP Financial Measures"

TALMER BANCORP, INC.
34

• Accretable yield (1) results from the purchase accounting applied to acquired loans – Accretable yield includes both the expected coupon rate of the loan and the discount accretion • The chart below provides a comparison of the actual NIM earned compared to the NIM that would have been earned if it reflected just the expected coupon rate and removes the negative accretion on the FDIC indemnification asset (prior to 4Q 2015), the “Adjusted NIM” – This difference is the excess accretable yield (“EAY”) – EAY is earned over the life of the loan • For example, in 2Q 2016 Talmer’s NIM would have decreased by 0.45% from 3.73% to 3.28% if the EAY was not included Net Interest Margin Trends 35 Excess Accretable Yield was a benefit of 48 bps for 1Q 2016 and 45 bps for 2Q 2016 (1) The accretable yield represents the excess of the net present value of expected future cash flows over the acquisition date fair value and i nc ludes both the expected coupon of the loan and the discount accretion. The difference between the actual yield earned on total loans and the yield generated based on the expected coupon represents exc ess accretable yield. In addition, prior to the fourth quarter of 2015, our net interest margin was adversely impacted by the negative yield on the FDIC indemnification asset. The negative yield on the FDIC indemnification asset partially offset the benefits provided by the excess accretable yield discussed previously. Adjusted NIM is equal to the sum of the excess accretable yield and the negative yield on the FDIC indemnification asset. 4.89 4.40 4.74 4.73 3.74 4.03 4.11 3.72 3.95 4.34 4.05 3.89 3.80 3.50 3.76 3.89 3.73 3.73 4.22 3.95 4.09 4.01 3.36 3.68 3.59 3.36 3.90 3.72 3.70 3.64 3.76 3.41 3.46 3.37 3.25 3.28 2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 1Q '12 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 NIM (%) Reported NIM Adjusted NIM

36 Effectiveness in Building Recurring Earnings Streams • During periods without bargain purchase gains, Talmer experienced an average ROA of 1.07% • Earnings performance has been driven by: – Maintaining and developing the core customer base – Investing in infrastructure, creating efficiencies – Building organic loan growth capacity to pace acquired loan run - off • Importantly, Talmer has maintained a low cost of deposits – T otal deposit costs were 0.42% for 2Q 2016 Profitability Over Time for Talmer (ROAA) 13.88 Average ROA of 1.07% in periods without BPGs (denoted by blue bars) CF Bancorp First Banking Center Peoples State Bank Community Central Bank First Place Bank 5.06 Michigan Commerce Bank Denotes period with an acquisition 1.70 1.42 2.76 2.25 1.10 0.54 0.72 0.78 1.06 1.33 1.25 0.89 1.08 2.75 1.51 1.36 0.85 0.62 1.11 1.23 0.80 1.27 1.19 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 '10Q2 '10Q3 '10Q4 '11Q1 '11Q2 '11Q3 '11Q4 '12Q1 '12Q2 '12Q3 '12Q4 '13Q1 '13Q2 '13Q3 '13Q4 '14Q1 '14Q2 14Q3 '14Q4 '15Q1 '15Q2 '15Q3 '15Q4 '16Q1 '16Q2 ROAA (%)

(1) Our allowance for loan losses was $51.6 million, or 1.02% of total loans, at 6/30/2016, compared to $62.4 million, or 4.72%, of total loans at 12/31/2012. The decline in the ALLL / Total Loans at 6/30/2016, compared to 12/31/2012, was due to the addition of loans we acquired in our acquisitions of First Place Bank, Talm er West Bank and First of Huron Corp. which were recorded at their estimated fair value, including a credit mark of the acquired loans at the acquisition date, and which did not include a sepa rat e allowance for loan losses. The credit marks at acquisition were 6.4% for First Place Bank, 9.1% for Talmer West Bank and 5.4% for First of Huron Corp. 37 Asset Quality • All acquired loans were marked to fair market value at the date of acquisition • At 2Q 2016, NPLs to total loans was 0.91%, ALLL to total loans was 1.02% • At 4Q 2015, NPLs to total loans was 1.20%, ALLL to total loans was 1.12% Commentary & Perspectives Nonperforming Asset Trends Reserve Levels (1) 1.18 1.20 1.79 1.55 1.78 1.55 1.64 1.33 1.30 1.18 0.96 0.14 0.41 1.30 1.40 1.34 1.25 1.32 1.14 1.20 1.08 0.91 - 0.50 1.00 1.50 2.00 2010Y 2011Y 2012Y 2013Y 2014Y 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q' 16 NPAs & NPLs (%) NPAs / Assets NPLs / Total Loans 1.93 5.04 4.72 1.93 1.30 1.17 1.17 1.19 1.12 1.06 1.02 - 1.00 2.00 3.00 4.00 5.00 6.00 Reserves (%) ALLL / Loans

38 Appendix: Non - GAAP Reconciliation (Dollars in thousands, except per shara data) 2Q '16 1Q '16 2Q '15 Total Shareholders' Equity 768,975$ 748,670$ 766,406$ Less: Core Deposit Intangibles 11,593 12,196 14,131 Goodwill 3,524 3,524 3,524 Tangible Shareholders' Equity 753,858$ 732,950$ 748,751$ Shares Outstanding (000) 67,195 66,844 71,129 Book Value per Share 11.44$ 11.20$ 10.77$ Tangible Book Value per Share 11.22 10.97 10.53 Average Assets 6,764,256$ 6,639,603$ 6,296,629$ Average Equity 759,104 736,379 758,284 Average Core Deposit Intangibles 11,886 12,519 14,465 Average Goodwill 3,524 3,524 3,524 Tangible Average Equity to Tangible Average Assets 11.02% 10.88% 11.79% Net Income 20,153$ 21,155$ 17,548$ Average Tangible Common Equity (avg. equity less avg. core deposits and goodwill) 743,694 720,336 740,295 Return on average tangible common equity (annualized) 10.84% 11.75% 9.48%

39 Appendix: Non - GAAP Reconciliation (Dollars in thousands, except per shara data) 2Q '16 1Q '16 2Q '15 Net interest income 57,394$ 56,098$ 49,609$ Noninterest income 17,240 13,624 22,098 Total revenue 74,634 69,722 71,707 Less: (Expense)/benefit due to change in the fair value of loan servicing rights (3,499) (6,625) 3,146 FDIC loss sharing income - - (5,928) Total core revenue 78,133$ 76,347$ 74,489$ Total noninterest expense 45,929 48,270 53,293 Less: Transaction and integration related costs 312 2,874 419 Property efficiency review - - 1,820 Total core noninterest expense 45,617$ 45,396$ 51,054$ Efficiency ratio 61.5% 69.2% 74.3% Core efficiency ratio 58.4% 59.5% 68.5% Diluted EPS available to common shareholders 0.28$ 0.30$ 0.23$ Impact to pre-tax net income due to non-core items listed above (3,811)$ (9,499)$ (5,021)$ Estimated income tax impact of above non-core items 1,212 3,022 1,597 Excess tax benefit realized 2,612 1,472 - Benefit due to finaliztion of IRS settlement - 4,306 After-tax impact of non-core items 13 (699) (3,424) Portion of non-core items applicable to common shareholders - (21) (34) Impact of non-core items applicable to common shareholders 13 (720) (3,458) Weighted average common shares outstanding - diluted 70,026 69,706 74,900 Impact to diluted EPS of non-core items -$ (0.01)$ (0.05)$ Core diluted EPS of non-core items 0.28$ 0.31$ 0.28$